CERTIFICATE OF AMENDMENT
                           OF LIMITED PARTNERSHIP FOR
                   LOS ABRIGADOS PARTNERS LIMITED PARTNERSHIP

             Filed pursuant to A.R.S. Section 29-309 and 29-311(b)

I. Name. The name of the limited partnership is LOS ABRIGADOS PARTNERS LIMITED PARTNERSHIP ("The Partnership").

II. Amendment. The First Amended Certificate of Limited Partnership and Amended Agreement of Los Abrigados Partners Limited Partnership (the "Certificate") (as amended) is hereby further amended to reflect that, as of July 1, 1994, Edward John Martori, Martori Enterprises Incorporated, Jerome M. White, Guadalupe Iniguez, Trustee, Wedbush Morgan Securities (IRA), and Joseph P. Martori, Trustee have transferred and assigned all of their right, title and interest in and to their Class A Limited Partnership Interests in the Partnership to ILX Incorporated, an Arizona corporation.

Dated:   July 1, 1994.

ILE SEDONA INCORPORATED, an                 OUTGOING CLASS A
Arizona corporation, General                    LIMITED PARTNERS
Partner


By:        Nancy J. Stone                   Edward Martori
      ----------------------                ---------------------
Title:      Vice President                  Edward John Martori
      ----------------------


ILX INCORPORATED,                           Martori Enterprises Incorporated
an Arizona corporation, Incoming
Class A Limited Partner

                                            By:    Joseph P. Martori
                                                  -------------------------
                                            Its:     Chairman
                                                  -------------------------

By:      Nancy J. Stone                     Jerome M. White by Steven  White
     -------------------------              --------------------------------
Title:    Executive Vice President          Jerome M. White
     -------------------------


                                            Guadalupe Iniguez
                                            --------------------------------
                                            Guadalupe Iniguez, Trustee


                                            By Joseph P. Martori
                                            --------------------------------
                                            Wedbush Morgan Securities (IRA)


                                            Joseph P. Martori, Trustee
                                            --------------------------------
                                            Joseph P. Martori, Trustee